EXHIBIT 10(b)
                                                                   -------------

     Neither the Convertible Promissory Note represented by this document ("Note") nor the shares of common stock which may be acquired upon its conversion been registered under the Securities Act of 1933 ("The Act") and they fall within the definition of "restricted securities" as that term is defined the Rule 144 under the Act. In addition to the restrictions on transferability of the Note contained herein, neither the Note nor the shares of common stock which may be acquired upon conversion may be offered for sale, sold, or otherwise transferred except pursuant to an effective Registration Statement under the Act or pursuant to an exemption from registration under the Act, the availability of which is to be established to the satisfaction of the Company."

                                 DURAVEST, INC.
                       CONVERTIBLE SECURED PROMISSORY NOTE

$714,233.00                                                     January 17, 2006

FOR VALUE RECEIVED, DURAVEST, INC., a Florida corporation ("Company") promises to pay to ABSOLUTE OCTANE FUND LIMITED ("Holder"), the principal sum of Seven Hundred Fourteen Thousand Two Hundred Thirty-Three Dollars and no cents ($714,233.00) payable in legal tender of the United States of America or in shares of common stock of the Company (the "Common Stock") as provided herein on the dates and as hereinafter specified with the principal to bear simple interest at the rate per annum set forth below during the term hereof through the Maturity Date defined below and similarly payable as hereinafter specified.

     The principal of the Note shall be due and payable, together with any then unpaid interest on the first anniversary of the date hereof (the "Maturity Date"). Simple interest shall accrue on the unpaid balance of the principal at the rate set forth below from the date of this Note through the Maturity Date and shall accrue and be payable in either (i) shares of Common Stock at a fifteen percent (15%) annual interest rate or (ii) cash or additional promissory notes as set forth herein at a ten percent (10%) annual interest rate on or as soon as practicable following the Maturity Date.

     No provision of the Note shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and interest on this Note at the time, at the rate and in the currency or shares of Common Stock herein prescribed.

     Interest on this Note shall be payable as soon as practicable following the Maturity Date in, at the option of the Company in its sole discretion, either
(i) a number of shares of Common Stock calculated as follows: (A) the interest rate of this Note equal to fifteen percent (15%) multiplied by the outstanding principal amount of this Note divided by (B) the Current Market Price (as defined below) on the Maturity Date; or (ii) the interest rate of this Note equal to ten percent (10%) multiplied by the outstanding principal amount of this Note payable, at the Company's option in its sole discretion, in either cash or an additional convertible promissory note having a one-year term and otherwise terms substantially similar to those contained herein.

     For purposes of this Note, the following terms shall have the meanings set forth below:

     "Current Market Price" means, in respect of any share of Common Stock on any date herein specified, the average of the daily market prices for twenty
(20) consecutive Trading Days immediately preceding such date. The daily market price for each such Trading Day shall be (i) the last sale price on such day on the principal stock exchange on which such Common Stock is then listed or admitted to trading, (ii) if no sale takes place on such day on any such exchange, the average of the last reported closing bid and asked prices on such day as officially quoted on any such exchange, (iii) if the Common Stock is not then listed or admitted to trading on any stock exchange, the average of the last reported closing bid and asked prices on such day in the over-the-counter market, as furnished by the National Association of Securities Dealers Automatic Quotation System or the National Quotation Bureau, Inc., (iv) if neither such corporation at the time is engaged in the business of reporting such prices, as furnished by any similar firm then engaged in such business, or (v) if there is no such firm, as furnished by any member of the NASD selected mutually by the holder of this Note and the Company or, if they cannot agree upon such selection, as selected by two such members of the NASD, one of which shall be selected by holder of this Note and one of which shall be selected by the Company. Notwithstanding the foregoing, for purposes of this Note in no event shall the Current Market Price be deemed to be greater than $1.11 (subject to adjustments for stock splits after the date hereof).

     "Trading Day" means any day on which the primary market on which shares of Common Stock are listed is open for trading.

     In the event the Company is unable to repay the outstanding principal amount of this Note in cash on the Maturity Date, the Holder of this Note is entitled, at the Holder's option, at any time after the Maturity Date, to convert any or all of the unpaid principal of this Note into a number of shares of Common Stock determined by dividing such outstanding principal amount by the Conversion Price. The Conversion Price shall be 80% multiplied by the Current Market Price on the date of repayment.

     Except as hereinafter provided,

     (a) The Company shall at all times reserve and keep available, free from pre-emptive rights, out of its authorized but unissued Common Stock or out of its issued but not outstanding Common Stock that is held in its treasury, for the purpose of effecting the conversion of this Note the full number of shares of Common Stock then deliverable upon the conversion of this Note.

     (b) The Company covenants that all shares of Common Stock which may be delivered upon conversion of this Note will, upon delivery, be duly issued, fully paid and non-assessable.

         (c) In case of any reclassification of the Common Stock, or in case of any consolidation on the Company with, or merger of the Company into, another corporation (other than a consolidation of merger in which the Company is the continuing corporation and which does not result in a reclassification of the Common Stock), or in case of any sale or conveyance to another corporation of the property of the Company as an entirety or substantially as a entirety, the Company shall give written notice thereof by registered or certified mail, and the Holder may exercise the conversion privilege provided for in this Note at any time on or before the expiration of ten days after delivery to him of such written notice. Such written notice by the Company shall be given sufficiently in advance of the consummation of the proposed reclassification, consolidation, merger, sale or conveyance to enable the conversion privilege to be exercised.

     The Company may not, without the Holder's consent, prepay any or all of the principal sum prior to the Maturity Date.

     The Note has not been registered under the Securities Act of 1933 ("the Act") and falls with the definition of "restricted securities" as that term is defined in the Rule 144 under the Act. Neither the Note nor any interest therein may be offered for sale, sold or otherwise transferred except pursuant to an effective Registration Statement under the Act or pursuant to an exemption from registration under the Act, the availability of which is to be established to the satisfaction of the Company. Except for the Holder's "piggy-back" rights hereinafter set forth, the Company is not required to register the Note or any shares of Common Stock acquired upon conversion of the Note or to make any exemption from registration available, accordingly, the Holder must bear the economic risk of his investment for an indefinite period of time.

     Any and all shares of Common Stock received by the Holder upon conversion of the Note, shall constitute restricted securities and will have the same limitations and restrictions upon their salability and transferability as the Note surrendered in the exchange in which the Common Stock was issued unless, at the time of the conversion, a Registration Statement filed under the Act of 1933, and applicable Blue Sky laws are in effect with respect to the Common Stock being offered in exchange for the Note. The Holder agrees not to sell or offer to sell or transfer the Note or any interest therein except in compliance with all applicable federal and state securities laws of the United States.

     Certificates for all shares of Common Stock issued upon conversion of or under the Note shall bear a legend reading substantially as follows:

     "The Shares represented by this Certificate are restricted securities which have not been registered under the Securities Act of 1933 (the "Act") or the securities laws of any state and such shares may not be sold or transferred except upon registration under the Act and applicable state laws or upon delivery of an opinion of counsel acceptable to the Corporation that registration is not required for such sale or transfer."

     Provisions with respect to events of default on the Note are as follows:

     (a) The following events are herein called the "Events of Default":

          (i) Nonpayment of principal or interest on the Note after the same shall become due;

          (ii) The occurrence and continuation of an event of default as defined in any loan or similar agreement to which the Company is now or hereafter a party, or any other event thereunder upon the occurrence of which any holder or holders of indebtedness outstanding thereunder may declare the same due and payable;

          (iii) Any representation or warranty made by the Company herein is untrue in any material respect as of the date of this Note, or any statement, certificate or data furnished by the Company in connection with this Note is untrue in any material respect as of the date as of which the facts therein set forth are stated or certified, and corrective measures satisfactory to the Holder with respect thereto shall not have been taken by the Company within 30 days after notice thereof to the Company from the Holder; or

          (iv) Adjudication of the Company as bankrupt or insolvent, or entry of an order, remaining unstayed by appeal or otherwise for 45 days, appointing a receiver or trustee for the Company, or for all or any of its property, or approving a petition seeking reorganization or other similar laws of the United States of America or any state or any other competent jurisdiction, or the filing by the Company of a petition seeking any of the foregoing or consenting thereto, or the filing of a petition to take advantage of any debtors' act, or making a general assignment for the benefit of creditors, or admitting in writing its inability to pay its debts as they mature;

     (b) Upon the occurrence of any one or more of the Events of Default, the Holder may forthwith, or at any time thereafter, by notice mailed or delivered to the Company, declare the unpaid principal of the Note held by it and all interest then accrued thereon to be due, and such principal and interest shall thereupon be immediately due without protest, demand or other notice;

     (c) In case of any default in the payment of principal or interest on this Note, the Company will pay such further amounts as shall be sufficient to cover any costs of collection, including reasonable attorney's fees, incurred by the Holder; and

     (d) No delay or omission of the Holder to exercise any right upon any event of default shall impair any such right or shall be construed to be a waiver of any such default or acquiescence therein. No waiver of any default hereunder shall affect any later default or shall impair any rights of the Holder. No single, partial, or full exercise or any right by the Holder shall preclude other or further exercise thereof.

     The Holder of the Note shall have the rights set out in this paragraph to have any shares of Common Stock acquired on conversion of the Note

"piggy-backed" or included in any Registration Statement filed by the Company under the Act for the sale of Common Stock as follows:

     a) This "piggy-back" right shall exist and be effective for the two-year period following the acquisition of the Common Stock by conversion under the Note and for so long thereafter as the Holder is deemed to be an "affiliate" of the Company for purposes of Rule 144 adopted under the Act; and

     b) If the Registration Statement is being filed for a distribution of Common Stock which is being underwritten by a securities broker-dealer, the Holder's "piggy-back" right to have shares of Common Stock included therein will be subject to willingness of the underwriter to have the shares included or to any limitations which the underwriter may impose on the Holder's "piggy-back" rights.

     No recourse shall be had for the payment of the principal of or the premium or the interest on this Note or for any claim based hereon or otherwise in respect hereof against any incorporator, stockholder, officer or director, as such, past, present or future of the Company or of any successor corporation, whether by virtue of any constitution or statute or rule of law or by the enforcement of any assessment or penalty or otherwise, all such liability being by the acceptance hereof and as part of the consideration for the issue hereof expressly waived.

     All notices required or desired to be given hereunder shall be given in writing and either hand delivered or transmitted by courier, facsimile, first class, postage prepaid mail of the general postage service of the jurisdiction in which it is being mailed. All notices sent by mail shall be deemed to have been given when properly deposited in the United States Mail. All notices otherwise transmitted shall be deemed given when received by the party to whom it is directed. All notices to the Holder shall be transmitted or delivered to:

     ABSOLUTE OCTANE FUND LIMITED
     Regal House, Suite 3, No. 214 North Church Street
     P.O. Box 10630 APO
     George Town, Grand Caymans
     Cayman Islands
     Attn: Chief Investment Officer

     All notices to the Company shall be transmitted or directed to the Company at:

     101 N. Wacker Drive, Suite 2006
     Chicago, Illinois 60606
     Attn: President

     With a copy to:

     Wollmuth Maher & Deutsch LLP
     11 South LaSalle Street, 5th Floor
     Chicago, IL 60603-1238
     Attn:  Mason H. Drake

Either party desiring to change the address to which notices are to be directed may do so by sending notice of the new address to the other party in the manner herein provided.

     This Note is secured by a pledge of a number of shares of common stock of Bio-Magnetic Therapy Systems, Inc. ("BMTS") held by the Company and purchased with the proceeds of this Note in an amount equal to (i) the principal amount of this Note divided by (ii) $0.32 (the "Pledged Shares"), provided that the Pledged Shares shall not include any shares subject to outstanding options and subscriptions agreements held by (A) Rolf Dienst and his affiliates or designees to purchase up to 1,250,000 shares of common stock of BMTS from the Company and
(B) Wittelsbacher Ausgleichsfonds and related parties or their designees to purchase up to 250,000 shares of common stock of BMTS from the Company. Following the occurrence and continuance of an Event of Default hereunder, the Holder may, as its sole and exclusive remedy hereunder and in lieu of the conversion provisions hereof, foreclose upon and exercise all rights with respect to the Pledged Shares subject to applicable securities laws and any transfer restrictions with respect to the Pledged Shares. Net proceeds to the Company from any sale of the Pledged Shares shall first be applied to repayment ratably of this Note and the other convertible promissory notes held by the Holder and its affiliates.

     The Note is issued under the laws of the State of Illinois and Illinois law shall apply to all issued concerning or arising under the Note. Any matter arising out of or relating to this Note shall be adjudicated in the state and federal courts located in the State of Illinois or the State of New York.

     IN WITNESS WHEREOF, the Company has executed this Note as of the date below written.

Dated:   January 17, 2006                   DURAVEST, INC.



                                            By: /s/ Ogan Gurel
                                                --------------------------------
                                                Ogan Gurel, M.D.
                                                President & CEO


Acknowledged and agreed as of the date first set forth above:

ABSOLUTE OCTANE FUND LIMITED


By: /s/ Florian Homm
    ---------------------------------
    Florian Homm
    Chief Investment Officer

     Neither the Convertible Promissory Note represented by this document ("Note") nor the shares of common stock which may be acquired upon its conversion been registered under the Securities Act of 1933 ("The Act") and they fall within the definition of "restricted securities" as that term is defined the Rule 144 under the Act. In addition to the restrictions on transferability of the Note contained herein, neither the Note nor the shares of common stock which may be acquired upon conversion may be offered for sale, sold, or otherwise transferred except pursuant to an effective Registration Statement under the Act or pursuant to an exemption from registration under the Act, the availability of which is to be established to the satisfaction of the Company."

                                 DURAVEST, INC.
                       CONVERTIBLE SECURED PROMISSORY NOTE

$714,233.00                                                     January 17, 2006

FOR VALUE RECEIVED, DURAVEST, INC., a Florida corporation ("Company") promises to pay to ABSOLUTE RETURN EUROPE FUND LIMITED ("Holder"), the principal sum of Seven Hundred Fourteen Thousand Two Hundred Thirty-Three Dollars and no cents ($714,233.00) payable in legal tender of the United States of America or in shares of common stock of the Company (the "Common Stock") as provided herein on the dates and as hereinafter specified with the principal to bear simple interest at the rate per annum set forth below during the term hereof through the Maturity Date defined below and similarly payable as hereinafter specified.

     The principal of the Note shall be due and payable, together with any then unpaid interest on the first anniversary of the date hereof (the "Maturity Date"). Simple interest shall accrue on the unpaid balance of the principal at the rate set forth below from the date of this Note through the Maturity Date and shall accrue and be payable in either (i) shares of Common Stock at a fifteen percent (15%) annual interest rate or (ii) cash or additional promissory notes as set forth herein at a ten percent (10%) annual interest rate on or as soon as practicable following the Maturity Date.

     No provision of the Note shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and interest on this Note at the time, at the rate and in the currency or shares of Common Stock herein prescribed.

     Interest on this Note shall be payable as soon as practicable following the Maturity Date in, at the option of the Company in its sole discretion, either
(i) a number of shares of Common Stock calculated as follows: (A) the interest rate of this Note equal to fifteen percent (15%) multiplied by the outstanding principal amount of this Note divided by (B) the Current Market Price (as defined below) on the Maturity Date; or (ii) the interest rate of this Note equal to ten percent (10%) multiplied by the outstanding principal amount of this Note payable, at the Company's option in its sole discretion, in either cash or an additional convertible promissory note having a one-year term and otherwise terms substantially similar to those contained herein.

     For purposes of this Note, the following terms shall have the meanings set forth below:

     "Current Market Price" means, in respect of any share of Common Stock on any date herein specified, the average of the daily market prices for twenty
(20) consecutive Trading Days immediately preceding such date. The daily market price for each such Trading Day shall be (i) the last sale price on such day on the principal stock exchange on which such Common Stock is then listed or admitted to trading, (ii) if no sale takes place on such day on any such exchange, the average of the last reported closing bid and asked prices on such day as officially quoted on any such exchange, (iii) if the Common Stock is not then listed or admitted to trading on any stock exchange, the average of the last reported closing bid and asked prices on such day in the over-the-counter market, as furnished by the National Association of Securities Dealers Automatic Quotation System or the National Quotation Bureau, Inc., (iv) if neither such corporation at the time is engaged in the business of reporting such prices, as furnished by any similar firm then engaged in such business, or (v) if there is no such firm, as furnished by any member of the NASD selected mutually by the holder of this Note and the Company or, if they cannot agree upon such selection, as selected by two such members of the NASD, one of which shall be selected by holder of this Note and one of which shall be selected by the Company. Notwithstanding the foregoing, for purposes of this Note in no event shall the Current Market Price be deemed to be greater than $1.11 (subject to adjustments for stock splits after the date hereof).

     "Trading Day" means any day on which the primary market on which shares of Common Stock are listed is open for trading.

     In the event the Company is unable to repay the outstanding principal amount of this Note in cash on the Maturity Date, the Holder of this Note is entitled, at the Holder's option, at any time after the Maturity Date, to convert any or all of the unpaid principal of this Note into a number of shares of Common Stock determined by dividing such outstanding principal amount by the Conversion Price. The Conversion Price shall be 80% multiplied by the Current Market Price on the date of repayment.

     Except as hereinafter provided,

     (a) The Company shall at all times reserve and keep available, free from pre-emptive rights, out of its authorized but unissued Common Stock or out of its issued but not outstanding Common Stock that is held in its treasury, for the purpose of effecting the conversion of this Note the full number of shares of Common Stock then deliverable upon the conversion of this Note.

     (b) The Company covenants that all shares of Common Stock which may be delivered upon conversion of this Note will, upon delivery, be duly issued, fully paid and non-assessable.

     (c) In case of any reclassification of the Common Stock, or in case of any consolidation on the Company with, or merger of the Company into, another corporation (other than a consolidation of merger in which the Company is the continuing corporation and which does not result in a reclassification of the Common Stock), or in case of any sale or conveyance to another corporation of the property of the Company as an entirety or substantially as a entirety, the Company shall give written notice thereof by registered or certified mail, and the Holder may exercise the conversion privilege provided for in this Note at any time on or before the expiration of ten days after delivery to him of such written notice. Such written notice by the Company shall be given sufficiently in advance of the consummation of the proposed reclassification, consolidation, merger, sale or conveyance to enable the conversion privilege to be exercised.

     The Company may not, without the Holder's consent, prepay any or all of the principal sum prior to the Maturity Date.

     The Note has not been registered under the Securities Act of 1933 ("the Act") and falls with the definition of "restricted securities" as that term is defined in the Rule 144 under the Act. Neither the Note nor any interest therein may be offered for sale, sold or otherwise transferred except pursuant to an effective Registration Statement under the Act or pursuant to an exemption from registration under the Act, the availability of which is to be established to the satisfaction of the Company. Except for the Holder's "piggy-back" rights hereinafter set forth, the Company is not required to register the Note or any shares of Common Stock acquired upon conversion of the Note or to make any exemption from registration available, accordingly, the Holder must bear the economic risk of his investment for an indefinite period of time.

     Any and all shares of Common Stock received by the Holder upon conversion of the Note, shall constitute restricted securities and will have the same limitations and restrictions upon their salability and transferability as the Note surrendered in the exchange in which the Common Stock was issued unless, at the time of the conversion, a Registration Statement filed under the Act of 1933, and applicable Blue Sky laws are in effect with respect to the Common Stock being offered in exchange for the Note. The Holder agrees not to sell or offer to sell or transfer the Note or any interest therein except in compliance with all applicable federal and state securities laws of the United States.

     Certificates for all shares of Common Stock issued upon conversion of or under the Note shall bear a legend reading substantially as follows:

     "The Shares represented by this Certificate are restricted securities which have not been registered under the Securities Act of 1933 (the "Act") or the securities laws of any state and such shares may not be sold or transferred except upon registration under the Act and applicable state laws or upon delivery of an opinion of counsel acceptable to the Corporation that registration is not required for such sale or transfer."

     Provisions with respect to events of default on the Note are as follows:

     (a) The following events are herein called the "Events of Default":

          (i) Nonpayment of principal or interest on the Note after the same shall become due;

          (ii) The occurrence and continuation of an event of default as defined in any loan or similar agreement to which the Company is now or hereafter a party, or any other event thereunder upon the occurrence of which any holder or holders of indebtedness outstanding thereunder may declare the same due and payable;

          (iii) Any representation or warranty made by the Company herein is untrue in any material respect as of the date of this Note, or any statement, certificate or data furnished by the Company in connection with this Note is untrue in any material respect as of the date as of which the facts therein set forth are stated or certified, and corrective measures satisfactory to the Holder with respect thereto shall not have been taken by the Company within 30 days after notice thereof to the Company from the Holder; or

          (iv) Adjudication of the Company as bankrupt or insolvent, or entry of an order, remaining unstayed by appeal or otherwise for 45 days, appointing a receiver or trustee for the Company, or for all or any of its property, or approving a petition seeking reorganization or other similar laws of the United States of America or any state or any other competent jurisdiction, or the filing by the Company of a petition seeking any of the foregoing or consenting thereto, or the filing of a petition to take advantage of any debtors' act, or making a general assignment for the benefit of creditors, or admitting in writing its inability to pay its debts as they mature;

     (b) Upon the occurrence of any one or more of the Events of Default, the Holder may forthwith, or at any time thereafter, by notice mailed or delivered to the Company, declare the unpaid principal of the Note held by it and all interest then accrued thereon to be due, and such principal and interest shall thereupon be immediately due without protest, demand or other notice;

     (c) In case of any default in the payment of principal or interest on this Note, the Company will pay such further amounts as shall be sufficient to cover any costs of collection, including reasonable attorney's fees, incurred by the Holder; and

     (d) No delay or omission of the Holder to exercise any right upon any event of default shall impair any such right or shall be construed to be a waiver of any such default or acquiescence therein. No waiver of any default hereunder shall affect any later default or shall impair any rights of the Holder. No single, partial, or full exercise or any right by the Holder shall preclude other or further exercise thereof.

     The Holder of the Note shall have the rights set out in this paragraph to have any shares of Common Stock acquired on conversion of the Note

"piggy-backed" or included in any Registration Statement filed by the Company under the Act for the sale of Common Stock as follows:

     a) This "piggy-back" right shall exist and be effective for the two-year period following the acquisition of the Common Stock by conversion under the Note and for so long thereafter as the Holder is deemed to be an "affiliate" of the Company for purposes of Rule 144 adopted under the Act; and

     b) If the Registration Statement is being filed for a distribution of Common Stock which is being underwritten by a securities broker-dealer, the Holder's "piggy-back" right to have shares of Common Stock included therein will be subject to willingness of the underwriter to have the shares included or to any limitations which the underwriter may impose on the Holder's "piggy-back" rights.

     No recourse shall be had for the payment of the principal of or the premium or the interest on this Note or for any claim based hereon or otherwise in respect hereof against any incorporator, stockholder, officer or director, as such, past, present or future of the Company or of any successor corporation, whether by virtue of any constitution or statute or rule of law or by the enforcement of any assessment or penalty or otherwise, all such liability being by the acceptance hereof and as part of the consideration for the issue hereof expressly waived.

     All notices required or desired to be given hereunder shall be given in writing and either hand delivered or transmitted by courier, facsimile, first class, postage prepaid mail of the general postage service of the jurisdiction in which it is being mailed. All notices sent by mail shall be deemed to have been given when properly deposited in the United States Mail. All notices otherwise transmitted shall be deemed given when received by the party to whom it is directed. All notices to the Holder shall be transmitted or delivered to:

     ABSOLUTE RETURN EUROPE FUND LIMITED
     Regal House, Suite 3, No. 214 North Church Street
     P.O. Box 10630 APO
     George Town, Grand Caymans
     Cayman Islands
     Attn:  Chief Investment Officer

     All notices to the Company shall be transmitted or directed to the Company at:

     101 N. Wacker Drive, Suite 2006
     Chicago, Illinois 60606
     Attn: President

     With a copy to:

     Wollmuth Maher & Deutsch LLP
     11 South LaSalle Street, 5th Floor
     Chicago, IL 60603-1238
     Attn:  Mason H. Drake

Either party desiring to change the address to which notices are to be directed may do so by sending notice of the new address to the other party in the manner herein provided.

     This Note is secured by a pledge of a number of shares of common stock of Bio-Magnetic Therapy Systems, Inc. ("BMTS") held by the Company and purchased with the proceeds of this Note in an amount equal to (i) the principal amount of this Note divided by (ii) $0.32 (the "Pledged Shares"), provided that the Pledged Shares shall not include any shares subject to outstanding options and subscriptions agreements held by (A) Rolf Dienst and his affiliates or designees to purchase up to 1,250,000 shares of common stock of BMTS from the Company and
(B) Wittelsbacher Ausgleichsfonds and related parties or their designees to purchase up to 250,000 shares of common stock of BMTS from the Company. Following the occurrence and continuance of an Event of Default hereunder, the Holder may, as its sole and exclusive remedy hereunder and in lieu of the conversion provisions hereof, foreclose upon and exercise all rights with respect to the Pledged Shares subject to applicable securities laws and any transfer restrictions with respect to the Pledged Shares. Net proceeds to the Company from any sale of the Pledged Shares shall first be applied to repayment ratably of this Note and the other convertible promissory notes held by the Holder and its affiliates.

     The Note is issued under the laws of the State of Illinois and Illinois law shall apply to all issued concerning or arising under the Note. Any matter arising out of or relating to this Note shall be adjudicated in the state and federal courts located in the State of Illinois or the State of New York.

         IN WITNESS WHEREOF, the Company has executed this Note as of the date below written.

Dated:   January 17, 2006                   DURAVEST, INC.



                                            By: /s/ Ogan Gurel
                                                --------------------------------
                                                Ogan Gurel, M.D.
                                                President & CEO


Acknowledged and agreed as of the date first set forth above:

ABSOLUTE RETURN EUROPE FUND LIMITED


By: /s/ Florian Homm
    ---------------------------------
    Florian Homm
    Chief Investment Officer



























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